UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2733

The Salomon Brothers Fund Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800)725-6666

Date of fiscal year end:  December 31
Date of reporting period: June 30, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2005

THE SALOMON BROTHERS

FUND INC

WHAT’S INSIDE

Letter from the Chairman	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Dividend Reinvestment Plan	21

Letter from the Chairman

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25% .

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81% . Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap[v], Russell 1000vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Performance Review

For the six months ended June 30, 2005, the Salomon Brothers Fund Inc. returned 0.46%, based on its New York Stock Exchange (“NYSE”) market price and –1.39% based on its net asset value (“NAV”)viii per share. In comparison, the Fund’s unmanaged benchmark, the S&P 500 Index, returned –0.81% for the same time frame. The Lipper Core Closed-End Funds Category Averageix increased 1.17% . Please note that Lipper performance returns are based on each Fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.0600 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2005. Past performance is no guarantee of future results. The Fund’s total returns will vary.

FUND PERFORMANCE AS OF JUNE 30, 2005 (unaudited)

6-Month
Price Per Share	Total Return

$14.89 (NAV)	-1.39%

$13.00 (Market Price)	0.46%

All figures represent past performance and are not a guarantee of future results. The Fund’s total returns will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares. The total returns are as of June 30, 2005 and are subject to change.

The Salomon Brothers Fund Inc	1

Letter from the Chairman (continued)

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 8, 2005, the Board approved the new investment contract between the Fund and the Manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “SBF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

2	2005 Semi-Annual Report

Letter from the Chairman (continued)

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 9, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing countries.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 27 funds in the Fund’s Lipper category, and excluding sales charges.

The Salomon Brothers Fund Inc	3

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund’s former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

The Bank of New York
Receive and Deliver Department-11W
Church Street Station
P.O. Box 11002
New York, New York 10286-1002

Take Advantage of the Fund’s Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan (“Plan”). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund’s shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 21 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock@bankofny.com.

4	2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments (Excludes securities purchased from securities lending collateral)

Financials
20.1%
Information Technology
18.1%
Industrials
11.7%
Consumer Discretionary
11.6%
Health Care
11.6%
Consumer Staples
10.8%
Other
16.1%
0.0%
10.0%
20.0%
30.0%
June 30, 2005

The Salomon Brothers Fund Inc	5

Schedule of Investments (unaudited)	June 30, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 99.1%
CONSUMER DISCRETIONARY — 11.5%
Hotels, Restaurants & Leisure — 1.4%
43,700	Ctrip.com International Ltd., ADR (a)*	$2,223,456
640,900	McDonald’s Corp.	17,784,975

		20,008,431

Household Durables — 1.0%
630,800	Newell Rubbermaid, Inc. (a)	15,038,272

Media — 5.5%
602,600	Comcast Corp., Class A Shares *	18,499,820
307,200	EchoStar Communications Corp., Class A Shares*	9,262,080
1,190,185	Liberty Media Corp., Series A Shares (a)*	12,127,985
1,299,500	News Corp., Class B Shares (a)	21,909,570
1,176,000	Time Warner, Inc. (a)*	19,650,960

		81,450,415

Multiline Retail — 0.7%
206,300	J.C. Penney Co., Inc.	10,847,254

Specialty Retail — 2.9%
480,000	Best Buy Co., Inc.	32,904,000
497,300	Staples, Inc.	10,602,436

		43,506,436

	TOTAL CONSUMER DISCRETIONARY	170,850,808

CONSUMER STAPLES — 10.8%
Beverages — 2.0%
533,500	PepsiCo, Inc.	28,771,655

Food Products — 3.4%
508,800	Kellogg Co. (a)	22,611,072
307,600	McCormick & Co., Inc., Non Voting Shares (a)	10,052,368
917,800	Sara Lee Corp.	18,181,618

		50,845,058

Food & Staples Retailing — 1.5%
255,900	Costco Wholesale Corp.	11,469,438
222,200	Wal-Mart Stores, Inc.	10,710,040

		22,179,478

Household Products — 2.6%
275,500	Kimberly-Clark Corp.	17,243,545
412,500	Procter & Gamble Co.	21,759,375

		39,002,920

Tobacco — 1.3%
291,300	Altria Group, Inc.	18,835,458

	TOTAL CONSUMER STAPLES	159,634,569

See Notes to Financial Statements.

6	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

ENERGY — 8.1%
Energy Equipment & Services — 1.7%
357,500	ENSCO International, Inc. (a)	$12,780,625
304,800	GlobalSantaFe Corp. (a)	12,435,840

		25,216,465

Oil, Gas & Consumable Fuels — 6.4%
652,700	Exxon Mobil Corp.	37,510,669
400	Gas Properties (100% owned) (b)	503,032
506,700	Nexen, Inc. (a)	15,383,412
191,300	Suncor Energy, Inc.	9,052,316
271,500	Total SA, Sponsored ADR (a)	31,724,775

		94,174,204

	TOTAL ENERGY	119,390,669

FINANCIALS — 20.1%
Commercial Banks — 6.9%
839,344	Bank of America Corp.	38,282,480
252,100	Comerica, Inc.	14,571,380
307,700	Wachovia Corp.	15,261,920
548,600	Wells Fargo & Co.	33,782,788

		101,898,568

Diversified Financial Services — 8.8%
352,000	American Express Co.	18,736,960
232,500	Capital One Financial Corp. (a)	18,602,325
207,700	Freddie Mac	13,548,271
198,100	Goldman Sachs Group, Inc. (a)	20,210,162
747,340	JPMorgan Chase & Co.	26,396,049
108,500	Legg Mason, Inc.	11,295,935
400,300	Merrill Lynch & Co., Inc.	22,020,503

		130,810,205

Insurance — 4.4%
245,300	AFLAC, Inc.	10,616,584
350,500	American International Group, Inc.	20,364,050
165,000	Assurant, Inc. (a)	5,956,500
169	Berkshire Hathaway, Inc., Class A Shares (a)*	14,111,500
159,700	Chubb Corp.	13,671,917

		64,720,551

	TOTAL FINANCIALS	297,429,324

HEALTH CARE — 11.6%
Biotechnology — 1.9%
293,636	Amgen, Inc. *	17,753,232
244,500	OSI Pharmaceuticals, Inc. (a)*	9,992,715

		27,745,947

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	7

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Health Care Equipment & Supplies — 2.3%
243,000	Fisher Scientific International, Inc. *	$15,770,700
117,500	Guidant Corp.	7,907,750
143,700	Zimmer Holdings, Inc. *	10,945,629

		34,624,079

Health Care Providers & Services — 2.5%
343,200	Coventry Health Care, Inc. *	24,281,400
182,200	WellPoint, Inc. *	12,688,408

		36,969,808

Pharmaceuticals — 4.9%
416,000	Pfizer, Inc.	11,473,280
597,300	Sanofi-Aventis, ADR (a)	24,483,327
251,700	Sepracor, Inc. (a)*	15,104,517
695,900	Teva Pharmaceutical Industries Ltd., Sponsored ADR (a)	21,670,326

		72,731,450

	TOTAL HEALTH CARE	172,071,284

INDUSTRIALS — 11.8%
Aerospace & Defense — 4.4%
655,800	Boeing Co.	43,282,800
567,300	Raytheon Co.	22,192,776

		65,475,576

Building Products — 1.2%
409,200	American Standard Cos., Inc.	17,153,664

Commercial Services & Supplies — 1.3%
252,000	Avery Dennison Corp. (a)	13,345,920
176,300	Waste Management, Inc. (a)	4,996,342

		18,342,262

Industrial Conglomerates — 4.9%
1,675,400	General Electric Co.	58,052,610
190,600	Textron, Inc.	14,457,010

		72,509,620

	TOTAL INDUSTRIALS	173,481,122

INFORMATION TECHNOLOGY — 18.1%
Communications Equipment — 4.4%
1,101,584	ADC Telecommunications, Inc. (a)*	23,981,484
1,101,100	Cisco Systems, Inc. *	21,042,021
630,000	Nokia OYJ, Sponsored ADR	10,483,200
3,776,700	Nortel Networks Corp. (a)*	9,857,187

		65,363,892

See Notes to Financial Statements.

8	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Computers & Peripherals — 2.9%
586,000	Dell, Inc. *	$23,152,860
272,300	International Business Machines Corp.	20,204,660

		43,357,520

Electronic Equipment & Instruments — 0.4%
226,800	Dolby Laboratories, Inc., Class A Shares *	5,003,208

Internet Software & Services — 1.1%
101,900	SINA Corp. (a)*	2,843,010
398,600	Yahoo!, Inc. *	13,811,490

		16,654,500

IT Services — 0.9%
426,700	Paychex, Inc.	13,884,818

Semiconductors & Semiconductor Equipment — 3.8%
656,700	Applied Materials, Inc.	10,625,406
969,900	Intel Corp.	25,275,594
522,100	Maxim Integrated Products, Inc.	19,949,441

		55,850,441

Software — 4.6%
276,400	Cognos, Inc. *	9,436,296
207,500	Electronic Arts, Inc. *	11,746,575
1,864,600	Microsoft Corp.	46,316,664

		67,499,535

	TOTAL INFORMATION TECHNOLOGY	267,613,914

MATERIALS — 3.5%
Chemicals — 1.4%
175,700	Air Products & Chemicals, Inc.	10,594,710
217,700	E.I. du Pont de Nemours and Co.	9,363,277

		19,957,987

Metals & Mining — 2.1%
1,251,300	Barrick Gold Corp. (a)	31,320,039

	TOTAL MATERIALS	51,278,026

TELECOMMUNICATION SERVICES — 2.4%
Diversified Telecommunication Services — 1.6%
906,300	Sprint Corp.	22,739,067

Wireless Telecommunication Services — 0.8%
373,600	Nextel Communications, Inc., Class A Shares *	12,071,016

	TOTAL TELECOMMUNICATION SERVICES	34,810,083

UTILITIES — 1.2%
Multi-Utilities — 1.2%
415,700	Sempra Energy	17,172,567

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $1,225,312,024)	1,463,732,366

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	9

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 8.8%
Repurchase Agreement — 0.9%
$13,840,000	Interest in $1,009,251,000 joint tri-party repurchase agreement dated
	6/30/05 with Bank of America, Inc., 3.350% due 7/1/05; Proceeds at
	maturity — $13,841,288; (Fully collateralized by various U.S. government
	agency obligations, 0.000% to 7.000% due 7/15/05 to 2/26/24;
	Market value — $14,116,810) (Cost — $13,840,000)	$13,840,000

SHARES

Securities Purchased from Securities Lending Collateral — 7.9%
116,234,683	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost — $116,234,683)	116,234,683

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $130,074,683)	130,074,683

	TOTAL INVESTMENTS — 107.9% (Cost — $1,355,386,707#)	1,593,807,049
	Liabilities In Excess of Other Assets — (7.9)%	(116,862,831)

	TOTAL NET ASSETS — 100.0%	$1,476,944,218

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
#	Aggregate cost for Federal income tax purposes is substantially the same.
Abbreviation used in this schedule: ADR – American Depositary Receipt

.

See Notes to Financial Statements.

10	2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $1,355,386,707)	$1,593,807,049
Cash	188
Dividends and interest receivable	2,023,855
Prepaid expenses	44,086

Total Assets	1,595,875,178

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	116,234,683
Management fee payable	1,774,599
Payable for securities purchased	541,418
Transfer agent fees payable	81,802
Directors’ fees payable	7,345
Accrued expenses	291,113

Total Liabilities	118,930,960

Total Net Assets	$1,476,944,218

NET ASSETS:
Par value ($1.00 par value; 99,192,934 shares issued and outstanding;
125,000,000 shares authorized)	$99,192,934
Paid-in capital in excess of par value	1,153,326,351
Undistributed net investment income	8,995,173
Accumulated net realized loss from investments and foreign currency transactions	(22,990,841)
Net unrealized appreciation of investments and foreign currencies	238,420,601

Total Net Assets	$1,476,944,218

Shares Outstanding	99,192,934

Net Asset Value	$14.89

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	11

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Dividends	$11,423,141
Interest	469,039
Securities lending	64,454
Less: Foreign taxes withheld	(192,301)

Total Investment Income	11,764,333

EXPENSES:
Management fee (Note 2)	3,638,111
Shareholder reports	151,580
Legal fees	129,514
Transfer agent fees	103,893
Directors’ fees	48,310
Custody	36,536
Listing fees	35,751
Audit and tax	25,867
Insurance	7,565
Miscellaneous expenses	21,268

Total Expenses	4,198,395

Net Investment Income	7,565,938

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	47,789,571
Foreign currency transactions	68

Net Realized Gain	47,789,639

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(76,656,542)
Foreign currencies	259

Change in Net Unrealized Appreciation/Depreciation	(76,656,283)

Net Loss on Investments and Foreign Currency Transactions	(28,866,644)

Decrease in Net Assets From Operations	$(21,300,706)

See Notes to Financial Statements.

12	2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004
	2005	2004

OPERATIONS:
Net investment income	$7,565,938	$20,585,993
Net realized gain	47,789,639	98,114,774
Change in net unrealized appreciation/depreciation	(76,656,283)	4,534,192

Increase (Decrease) in Net Assets From Operations	(21,300,706)	123,234,959

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,951,626)	(13,428,299)

Decrease in Net Assets From Distributions to Shareholders	(5,951,626)	(13,428,299)

FUND SHARE TRANSACTIONS (NOTE 4):
Treasury stock acquired	(607,255)	(8,631,205)

Decrease in Net Assets From Fund Share Transactions	(607,255)	(8,631,205)

Increase (Decrease) in Net Assets	(27,859,587)	101,175,455
NET ASSETS:
Beginning of period	1,504,803,805	1,403,628,350

End of period*	$1,476,944,218	$1,504,803,805

* Includes undistributed net investment income of:	8,995,173	7,380,861

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	13

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$15.16		$14.04	$10.75	$14.07	$16.27	$19.24

Income (Loss) From Operations:
Net investment income	0.08		0.21	0.13	0.11	0.11	0.14
Net realized and unrealized gain (loss)	(0.29)		1.04	3.28	(3.26)	(1.87)	(0.46)

Total Income (Loss) From Operations	(0.21)		1.25	3.41	(3.15)	(1.76)	(0.32)

Gain From Repurchase of Treasury Stock	—		0.01	0.01	0.01	—	—

Less Distributions Paid to Shareholders From:
Net investment income	(0.06)		(0.14)	(0.13)	(0.11)	(0.11)	(0.13)
Net realized gains	—		—	—	(0.07)	(0.33)	(2.41)

Total Distributions Paid to Shareholders	(0.06)		(0.14)	(0.13)	(0.18)	(0.44)	(2.54)

Decrease in Net Asset Value Due to Shares
Issued Through Rights Offering	—		—	—	—	—	(0.10)

Rights Offering Costs	—		—	—	—	—	(0.01)

Net Asset Value, End of Period	$14.89		$15.16	$14.04	$10.75	$14.07	$16.27

Market Price, End of Period	$13.00		$13.00	$12.03	$9.12	$12.42	$16.25

Total Return, Based on Market Price	0.46	%(2)	9.24%	33.50%	(25.40)%	(21.20)%	(8.00)	%(3)

Net Assets, End of Period (millions)	$1,477		$1,505	$1,404	$1,082	$1,420	$1,642

Ratios to Average Net Assets:
Expenses	0.58	%(4)	0.62%	0.64%	0.62%	0.62%	0.65%
Net investment income	1.04	(4)	1.46	1.12	0.86	0.76	0.71

Portfolio Turnover Rate	29%		44%	62%	47%	61%	76%

(1)	For the six months ended June 30, 2005 (unaudited).
(2)	Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Total market value return taking into consideration the Rights Offering would have been (7.7)%.
(4)	Annualized.

See Notes to Financial Statements.

14	2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc. (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s primary investment objectives are growth and conservation of capital. Income receives secondary consideration.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

The Salomon Brothers Fund Inc	15

Notes to Financial Statements (unaudited) (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

16	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM is not compensated by the Fund for its services.

The Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Rate

First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended September 30, 2004, December 31, 2004, March 31, 2005, and June 30, 2005, the Fund’s performance varied from that of the S&P 500 Index by (0.59)%, (1.88)%, (1.66)% and (1.75)%, respectively. This resulted in a total decrease of the base management fee of $(209,995).

During the six months ended June 30, 2005, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions in the amount of $6,036 from the Fund.

Certain officers and/or directors of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

The Salomon Brothers Fund Inc	17

Notes to Financial Statements (unaudited) (continued)

3. Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$447,320,679

Sales	413,010,639

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$282,488,572
Gross unrealized depreciation	(44,068,230)

Net unrealized appreciation	$238,420,342

At June 30, 2005, the Fund loaned securities having a market value of $112,658,356. The Fund received cash collateral amounting to $116,234,683 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4. Capital Shares

On July 17, 2002, the Fund’s Board of Directors approved a share repurchase plan. The Fund was authorized to repurchase up to one million shares. On July 25, 2002, the Fund commenced this share repurchase plan. The Fund repurchased 1,000,000 shares with a total cost of $9,266,557 at the weighted average discount of 14.61% per share. The Fund completed the authorized amount on April 7, 2004.

On March 19, 2003, the Fund’s Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares. On April 7, 2004, the Fund commenced this share plan. For the period April 7, 2004 to June 30, 2005, the Fund repurchased 745,100 shares with a total cost of $8,997,690 at the weighted average discount of 14.78% per share. For the six months ended June 30, 2005, the Fund repurchased 47,400 shares with a total cost of $607,255 at the weighted average discount of 14.65% per share. On April 25, 2005, the Fund’s Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares.

5. Dividend Subsequent to June 30, 2005

On July 28, 2005 the board of Directors of the Fund declared a common stock dividend from net investment income of $0.030 per share, payable on September 30, 2005 to shareholders of record on September 13, 2005.

6. Capital Loss Carryforward

On December 31, 2004, the Fund had, for federal income tax purposes, a capital loss carryforward of $65,899,947, which expires in 2011. This amount will be available to offset any future taxable capital gains.

7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending December 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP,

18	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The Salomon Brothers Fund Inc	19

Notes to Financial Statements (unaudited) (continued)

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

9. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM the (“Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 8, 2005, the Board approved the new investment management contract between the Fund and the Manager.

20	2005 Semi-Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You’ve already harnessed the wealth-building power of The Salomon Brothers Fund Inc (“SBF”). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan – available only to investors of SBF. We’ve included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from SBF are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

1.	All dividends and capital gains (long-term and short-term) in additional shares of SBF

2.	All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

3.	All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we’ve included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from/through SBF

The Cash Payment Plan allows investors in SBF to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next “Investment Date” following receipt of your optional cash payment. Each Friday is considered an “Investment Date,” or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

The Salomon Brothers Fund Inc	21

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of SBF, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the DR Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of “street name” and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

22	2005 Semi-Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the DR Plan or change your reinvestment option by calling the Agent at this toll-free telephone number: 1-800-432-8224.

If you withdraw from the DR Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the DR Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

The Bank of New York
Investor Relations Department
P.O. Box 11002
New York, NY 10286-1002
Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the DR Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the DR Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the “street name” and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

The Salomon Brothers Fund Inc	23

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Who is the “Agent” and what are its responsibilities?

The Bank of New York acts as the Agent for the SBF. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of SBF. The Agent will combine these shares with shares acquired through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent’s records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the DR Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

24	2005 Semi-Annual Report

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend
Reinvestment and Cash Payment Plans

1.	(a)	The Bank of New York (the “Agent”) will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the “DR Plan”) of Salomon Brothers Fund Inc (the “Corporation”).

	(b)	Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends (“dividends”) and capital gain distributions (short-term and long- term) (“distributions”) automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

	(c)	Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2.	(a)	If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a “market pre- mium”), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a “market discount”), the Agent will purchase shares in the open market. The deter- mination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” shall mean the average of the highest and lowest prices at which the Corporation’s stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

	(b)	Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend date” next succeeding the dividend or distribution payment date.

	(c)	If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

	(d)	In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3.		Under the Cash Payment Plan (together with the DR Plan, the “Plans”), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The “Investment Date” will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant’s account to satisfy any returned checks.

4.		In making cash purchases for the participant’s account, the Agent will combine the participant’s funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

THE SALOMON BROTHERS FUND INC
AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
REINVESTMENT PLAN FOR SHAREOWNERS OF
THE SALOMON BROTHERS FUND INC
COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

[ ]	(1)	All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be
		automatically reinvested
[ ]	(2)	All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term
		and long-term) payable to me shall be automatically reinvested
[ ]	(3)	All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term
		and long-term) shall be paid in cash
(Choose one of the above.)
I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).
I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.
In addition, please invest the enclosed optional cash payment in the amount of $ ____________ as directed by the terms and conditions of the Plan.
(Please sign on the reverse side of this card.)

The Salomon Brothers Fund Inc	25

It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant’s account.

The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5.		No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6.		Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7.		It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8.	(a)	The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

	(b)	A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

	(c)	In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately fol- lowing such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant’s account and no purchase of shares shall be made for the participant’s account. The participant’s shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant’s legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant’s full and fractional shares as soon as practicable follow- ing termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant’s DR Plan account until otherwise notified by the participant.

9.		The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10.		The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant’s account and the times such purchases or sales are made.

11.		The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12.		These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the par- ticipant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant’s account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation’s capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13.		You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14.		The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:
THE BANK OF NEW YORK Investor Relations Department P.O. Box 11002 New York, New York 10286-10024 1-800-432-8224

If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
THE BANK OF NEW YORK P.O. Box 1958 Newark, NJ 07101-9774 Att: Dividend Reinvestment Department
DATED: _____________________ , 20____
PLEASE SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE
__________________________________ Signature __________________________________ Signature (if held jointly)
Please sign exactly as your name(s) appear hereon. THIS IS NOT A PROXY

26	2005 Semi-Annual Report

Board of Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
R. Jay Gerken, CFA, Chairman
William R. Hutchinson
Louis P. Mattis
Thomas F. Schlafly

Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Salomon Brothers Fund Inc	27

Officers

R. Jay Gerken, CFA	President and Chief Executive Officer
Andrew B. Shoup	Senior Vice President and
Chief Administrative Officer
Frances M. Guggino	Chief Financial Officer and Treasurer
Michael A. Kagan	Executive Vice President
Kevin Caliendo	Executive Vice President
Andrew Beagley	Chief Compliance Officer
Wendy S. Setnicka	Controller
Robert I. Frenkel	Secretary and Chief Legal Officer

Service Providers

Salomon Brothers Asset Management Inc	Investment Manager
399 Park Avenue
New York, New York 10022

The Bank of New York	Transfer Agent and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company	Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett LLP	Legal Counsel
425 Lexington Avenue
New York, New York 10017

KPMG LLP	Independent Registered Public Accounting Firm
345 Park Avenue
New York, New York 10154

28	2005 Semi-Annual Report

399 PARK AVENUE NEW YORK, NEW YORK 10022 1-800-SALOMON www.citigroupam.com SBFSEMI 6/05 05-8980	SBF

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY
SECURITIES

(c) Total
Number of
Shares
			Purchased as	(d) Maximum
	(a) Total		Part of	Number of Shares
	Number of	(b) Average	Publicly	that May Yet Be
	Shares	Price Paid per	Announced	Purchased Under
Period	Purchased	Share	Plans	the Plans

January 1st through January 31st	47,400	$12.791	47,400	1,254,900

(a)	The plans were announced on July 17, 2002, March 19, 2003 and on April 25, 2005, respectively.

(b)	1,000,000 shares per plan.

(c)	There is no expiration date.

(d)	Not applicable.

(e)	Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Salomon Brothers Fund Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	September 2, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Salomon Brothers Fund Inc

Date:	September 2, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
The Salomon Brothers Fund Inc

Date:	September 2, 2005